EXHIBIT 32

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
          ------------------------------------------------------------
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Alan  Treibitz,  the Chief  Executive  Officer  of  Z-Axis  Corporation  (the
"Company"),  certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350, that to the best of my knowledge:

(1)  the Quarterly  Report on Form 10-QSB of the Company for the fiscal  quarter
     ended   September  30,  2003  (the   "Report")   fully  complies  with  the
     requirements of Section 13 (a) or 15 (d) of the Securities  Exchange Act of
     1934 (15 U.S.C. 78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2003

                                          /s/ Alan Treibitz
                                          -----------------
                                          Name: Alan Treibitz
                                          Title: Chief Executive Officer